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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 6, 2002




                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                   1-14227                 13-3317668
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)



399 Executive Boulevard, Elmsford, NY                              10523
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(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (914) 592-2355



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           The Audit Committee of the Board of Directors of American Bank Note Holographics, Inc. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on June 6, 2002 decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Ernst & Young LLP to serve as the Company's independent auditors for 2002.

           Arthur Andersen was retained by the Company on July 31, 2000 to replace Deloitte & Touche LLP as the Company's independent auditors. The Company filed Current Reports on Form 8-K and Form 8-K/A on April 7, 2000, and August 16, 2000, respectively, in connection with the dismissal of Deloitte & Touche LLP and the engagement of Arthur Andersen. Arthur Andersen delivered to the Company reports on the Company's financial statements for the fiscal years ended December 31, 2000 and 2001.

           During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through June 6, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2000 and 2001 or through June 6, 2002.

           The audit reports of Arthur Andersen on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

           The Company provided Arthur Andersen with a copy of this Form 8-K. Attached as Exhibit 16.1 to this Form 8-K is a copy of Arthur Andersen's letter, dated June 10, 2002, stating its agreement with the statements concerning Arthur Andersen.

           During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through June 6, 2002, neither the Company, nor anyone acting on its behalf, consulted with Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

           16.1. Letter, dated June 10, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.
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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN BANK NOTE HOLOGRAPHICS, INC.


Date: June 10, 2002                      By:   /s/ Kenneth H. Traub
                                             -----------------------------------
                                               Name: Kenneth H. Traub
                                               Title:   President